EXHIBIT 23 (a)



                      CONSENT OF INDEPENDENT AUDITORS
                      -------------------------------

We consent to the incorporation by reference of our report dated. March 29, 2003, which appears in the annual report on form 10-KSB of the consolidated financial statements of Energy & Engine Technology Corporation and Subsidiaries for the year ended December 31, 2002 in this Registration Statement on Form S-8.

/s/ Marcum & Kliegman, LLP

Marcum & Kliegman LLP
New York, New York
November 21, 2003







































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